DAVIS INTERNATIONAL SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

--------------------------------------------------------------------------------

Dear Shareholder:

The Davis International Total Return Fund offers investors a professionally managed and convenient way to expand their horizons beyond U.S. borders and take advantage of the greater diversification and above-average growth potential offered by many non-U.S. companies. The Fund has outperformed major international indexes since the beginning of 1997, despite posting disappointing returns for the most recent six-month period.

YOUR FUND MANAGER'S INVESTMENT PHILOSOPHY IN BRIEF

Your Fund's portfolio manager, Edouard F. Iselin, draws on 30 years of experience in international investing. He strongly believes there is no substitute for first-hand research and spends more than three months of the year traveling around the world to meet with company management, attend conferences and review investment opportunities.

Mr. Iselin employs a "bottom-up" investment approach that concentrates on identifying individual stocks with outstanding performance potential. His major criteria for the Fund's investments are very much in line with the strategy for the other Davis equity funds. He seeks out high-quality companies with top-notch management, predictable earnings and solid growth prospects whose shares are preferably selling at a price/earnings (P/E) ratio well below the company's growth rate and the average P/E ratio for its industry.

His emphasis on in-depth fundamental research is crucial to selecting companies with good potential to meet your Fund's objectives. His price discipline focuses the Fund on investments that represent good values. Both are important elements in managing risk and building long-term wealth in today's volatile global markets.

THE POSITIVE IMPACT OF STRATEGIC REALIGNMENT

Afterachieving good results in 1995, the Davis International Total Return Fund underperformed in 1996, producing a decline of 3.51% (on Class A shares at net asset value) for the six months ended March 31, 1997,(1) compared to a total return of (0.79)% for the Morgan Stanley Capital International EAFE Index.(2) Fund performance lagged because the strong gains we achieved last year in Switzerland and the United Kingdom as well as in Hong Kong and the Philippines were more than offset by sharply correcting markets in Thailand and South Korea.

However, for the first quarter of 1997, your Fund once again outdistanced leading international indexes. The net asset value of the Fund's Class A shares rose by 1.23% for the quarter ending March 31, 1997, while the Morgan Stanley Capital International EAFE Index declined by 1.96%.(2)

This turnaround was the result of a deliberate strategic realignment intended to create a better portfolio equilibrium for the Fund and strengthen its participation in attractive markets. As part of this portfolio repositioning, by the end of March, we had entirely eliminated our Thai holdings and reduced South Korean exposure by one-half.

Overall, we have decreased your Fund's investments in Southeast Asia from 76.8% of net assets at the end of September, 1996 to 52.8% at the end of March, 1997. During that same period, we almost doubled the Fund's

DAVIS INTERNATIONAL SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

--------------------------------------------------------------------------------

exposure to Europe from 21.2% to 39.9% of net assets. We also began seriously building positions in Latin America essentially for the first time-with Latin American shares accounting for 6.5% of the Fund's net assets at the end of the quarter.

SOUTHEAST ASIA:  STILL THE WORLD'S FASTEST GROWING REGION

We have long been among the greatest believers in Southeast Asia. While we have substantially decreased our current investment in the region, our enthusiasm for these markets over the long term remains undimmed.

For Southeast Asia, the story is growth, as economies there continue to expand at a faster pace than anywhere else in the world. Gross domestic product (GDP) for the five Southeast Asian countries in which your Fund was invested on March 31, 1997 is estimated to grow at an average rate of 6.5% to 7% for both 1997 and 1998. That is 2.5 times or more the growth rates projected for Europe and the United States. Corporate earnings are also rising rapidly, and price/earnings ratios are still quite attractive because many of these stock markets have been laggards over the past two years.

One area of Southeast Asia where we are maintaining significant exposure is Hong Kong, which represented 16.3% of the Fund's total net assets at the end of March, 1997. One Hong Kong investment that exemplifies our approach is Hutchison Whampoa, which ranks as the Fund's fourth largest holding when our stock and warrant positions are considered. Hutchison Whampoa is a powerful group with first-class management that is involved in many aspects of Hong Kong's and China's economies-particularly port operations, property and infrastructure development in China.

In the Philippines, which accounted for 17.1% of the Fund's net assets at the end of the quarter, we are currently reducing our overall participation. However, we continue to favor two banks-Far East Bank & Trust, the Fund's second largest holding, and Bank of the Philippine Islands. Both banks have high-quality management and a very limited exposure to property loans-a potential problem area for many Philippine banks.

Indonesia is another attractive market where we have more than doubled the Fund's holdings-from 3.0% of net assets at the end of September, 1996 to 8.8% of net assets at the end of March. While Indonesia is not an easy market, corporate profits are growing very rapidly, and we have accumulated positions in three companies that we regard as core portfolio stocks. These companies are: Astra International, the automotive producer; Unilever Indonesia, a consumer products company and subsidiary of the Anglo-Dutch Unilever group; and Hero Supermarket, a supermarket chain.

Although there remain many areas of opportunity in Southeast Asia, recent events in Thailand and South Korea illustrate the complications of investing in rapidly emerging markets, which lack the political, economic and social stability of larger developed countries. Because situations can change dramatically in a short time, investors must be much more mobile. Thailand, which had been the darling of international investors since the mid-1980s, was beset by a host of economic ills over the past year, while South Korea suffered from both political and financial woes. As a result, the Fund has totally eliminated its Thai shares and halved its Korean holdings.

DAVIS INTERNATIONAL SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

--------------------------------------------------------------------------------

OPPORTUNITIES FROM RESTRUCTURING IN EUROPE

In Europe, overall business conditions are improving a little, with GDP growth for the European Union estimated at 2.5% for 1997 and slightly higher for 1998. Still, growth rates are very low and unemployment rates are extremely high.

The major investment themes for Europe-and the reasons we have almost doubled your Fund's investments in the region-are restructuring, mergers and privatizations. The restructuring phenomenon that has been underway in the United States for many years is only beginning in Europe as companies shed lines of business, cut costs or merge with others in order to become more efficient and competitive. We also expect a further wave of privatizations as European governments continue to turn over ownership of key industries to the private sector.

We continue to favor markets in both Switzerland and the United Kingdom, which accounted for 15.6% and 10.5%, respectively, of your Fund's total net assets at the end of the first quarter.

Four Swiss holdings particularly typify our philosophy of investing in leading companies with superior management, strong growth rates and attractive valuations. They are: Novartis, one of the two largest pharmaceutical companies in the world, formed by the 1996 merger of Ciba-Geigy and Sandoz; Roche Holding, another major drug company; Swiss Reinsurance, one of the world's leading reinsurance companies; and the Swiss-Swedish group ABB Ltd., one of the world's largest heavy electrical equipment manufacturers.

Over the last six months, we have also broadened the geographical distribution of your Fund's portfolio to include investments in Sweden and Italy. In Italy, we acquired an initial position in the shares of ENI, the major Italian oil-and-gas group that is in the process of being privatized. We subsequently purchased more shares of ENI, and ENI is now the Fund's fifth largest holding.

ACCELERATING GROWTH IN LATIN AMERICA

Our strategy in Latin America is to build your Fund's holdings from their current level of 6.5% of net assets to 10%. A number of positive developments have lead to our growing enthusiasm for the region. All South American countries have democratic governments now. Inflation has come down dramatically in recent years. There is an expanding affluent middle class. The currently favorable U.S. economic environment is further bolstering strong business conditions there.

In addition, GDP growth is accelerating. Average GDP growth for the three countries in which the Fund currently has investments-Brazil, Chile and Mexico-is estimated at 4.5% for 1997 and 5.5% for 1998.

Key holdings in Latin America added in the last six months include Telebras, the Brazilian telephone company; Eletrobras, the Brazilian electricity holding company; Grupo Casa Autrey, a drug and cosmetics distribution company in Mexico; and Santa Isabel, a supermarket chain in Chile.

LOOKING AHEAD

Forecasting the outlook for the balance of 1997 is, of course, extremely difficult. Should U.S. markets undergo a sustained correction, that would, in theory, be bullish for international markets. That is because the flow of funds could increase to other regions-to Southeast Asia where a number of stock markets have underperformed in the past two years; to Europe where restructurings, mergers and privatizations offer opportunities; and to Latin America where several countries are growing faster and catching up with mature economies elsewhere.

DAVIS INTERNATIONAL SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501

--------------------------------------------------------------------------------

As always, we believe in maintaining a long-term perspective when investing internationally, and we encourage our shareholders to do the same. While stock markets will fluctuate over the short-term, stocks provide one of the best opportunities for growth in the long run. By accumulating solid core holdings in markets around the world, we believe your Fund is well-positioned to provide a relatively conservative, long-term approach to diversifying U.S. portfolios with the potential to build wealth over time.

Sincerely,

/s/Shelby M.C. Davis                                 /s/ Edouard F. Iselin
--------------------                                 ---------------------
Shelby M.C. Davis                                    Edouard F. Iselin
Chief Investment Officer                             Portfolio Manager

May 12, 1997

1 Excluding the maximum sales charge of 4.75%. Average annual total returns for the Fund's Class A shares, including the maximum front-end sales charge of 4.75%, for the one-year period ended March 31, 1997 and for the period of February 1, 1995 through March 31, 1997 (life of Class A shares) were (9.98)% and 7.73%, respectively. Average annual total returns for the Fund's Class B shares, after subtracting applicable contingent deferred sales charges (see prospectus), for the year ended March 31, 1997 and for the period of February 1, 1995 through March 31, 1997 (life of Class B shares) were (8.73)% and 8.11%, respectively.

2 A recognized international index which includes approximately 1,000 companies representing the stock markets of 18 countries in Europe, Australia, New Zealand, and the Far East. The average company has a market capitalization of over $3 billion. This is a total return index in U.S. dollars, with gross dividends reinvested. Direct investments in the index are not permitted.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
At March 31, 1997

--------------------------------------------------------------------------------------------------------------

TOP 10 HOLDINGS                                          SECTOR                              % OF FUND ASSETS
-------------------------------------------------------------------------------------------------------------
Novartis Ltd., Registered                              Pharmaceuticals                          8.40%
Far East Bank & Trust Co.                              Banking                                  8.13%
British Biotech PLC                                    Pharmaceuticals                          5.41%
Hutchison Whampoa Ltd.                                 Diversified                              4.68%
ENI SpA                                                Oil & Gas                                4.53%
Incentive AB - B                                       Holding Company                          4.43%
HSBC Holdings PLC                                      Banking                                  4.17%
Swire Pacific Ltd. - A                                 Aviation                                 3.44%
PT Astra International                                 Automotive                               3.19%
Davao Union Cement Corp. - B                           Building Materials                       3.19%







--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION
Automotive...................................................................................            3.22%
Aviation.....................................................................................            3.47
Banks........................................................................................           23.20
Building Materials...........................................................................            5.63
Chemicals....................................................................................            2.39
Consumer Products............................................................................            6.08
Diversified..................................................................................            7.36
Electronics..................................................................................            1.95
Financial....................................................................................            2.57
Holding Company..............................................................................            4.47
Insurance....................................................................................            2.81
Manufacturing................................................................................            3.20
Oil & Gas....................................................................................            4.57
Pharmaceuticals..............................................................................           16.19
Property Development.........................................................................            1.70
Real Estate..................................................................................            1.44
Retail.......................................................................................            4.48
Telecommunications...........................................................................            2.25
Utilities....................................................................................            3.02
                                                                                                 ------------
                                                                                                       100.00%

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
At March 31, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
     ------                                                                                          ------
COMMON STOCKS - (92.79%)
                  BELGIUM - (1.88%)
       100,000    Xeikon NV, ADR <F3>.......................................................  $       862,500
                                                                                               ---------------
                  BRAZIL - (4.60%)
        50,000    Centrais Eletricas Brasileiras SA, ADR (ELETROBRAS) Preference B...........        1,081,250
        10,000    Telecomunicacoes Brasileiras SA, ADR (TELEBRAS)............................        1,023,750
                                                                                               ---------------
                                                                                                     2,105,000
                                                                                               ---------------

                  CHILE - (1.13%)
        20,000    Santa Isabel SA, ADR.......................................................          517,500
                                                                                               ---------------
                  FRANCE - (3.00%)
        10,000    Clarins SA.................................................................        1,371,449
                                                                                               ---------------
                  HONG KONG - (10.72%)
       300,000    Dah Sing Financial Group Ltd...............................................        1,169,228
       200,000    Hutchison Whampoa Ltd......................................................        1,503,478
       200,000    Swire Pacific Ltd. - A.....................................................        1,574,458
       300,000    Wheelock & Co. Ltd.........................................................          656,239
                                                                                               ---------------
                                                                                                     4,903,40
                                                                                               ---------------

                  INDONESIA - (8.75%)
       450,000    PT Astra International <F4>................................................        1,461,891
     1,200,000    PT Hero Supermarket........................................................        1,149,521
        70,000    PT Unilever Indonesia <F4>.................................................        1,392,128
                                                                                               ---------------
                                                                                                     4,003,540
                                                                                               ---------------

                  ITALY - (4.53%)
       400,000    ENI  SpA...................................................................        2,074,074
                                                                                               ---------------
                  MALAYSIA - (6.33%)
       100,000    AMMB Holdings Bhd..........................................................          831,215
       300,000    Chemical Company of Malaysia Bhd...........................................          968,406
       200,000    Kumpulan Jetson Bhd........................................................        1,097,527
                                                                                               ---------------
                                                                                                     2,897,148
                                                                                               ---------------

                  MEXICO - (0.81%)
        20,000    Grupo Casa Autrey SA de CV, ADR............................................          370,000
                                                                                               ---------------
                  PHILIPPINES - (16.68%)
       100,000    Bank of the Philippine Islands Corp. <F2>..................................          678,930
     7,000,000    Centennial City Inc........................................................          769,960
     6,999,998    Davao Union Cement Corp. - B...............................................        1,460,269
       135,000    Equitable Banking Corp. <F2> <F3>..........................................          580,144
       800,000    Far East Bank & Trust Co...................................................        3,550,161
     3,000,000    Republic Glass Holdings Corp. .............................................          591,694
                                                                                               ---------------
                                                                                                     7,631,158
                                                                                               ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
At March 31, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
                                                                                                     VALUE
  SHARES/UNITS                                                                                      (NOTE 1)
 -------------                                                                                       ------
COMMON STOCKS - CONTINUED
                  SOUTH KOREA - (3.85%)
        72,930    Cho Hung Bank Co. Ltd. .................................................... $       374,626
        10,000    Korea Electric Power Corp. ................................................         290,341
        30,000    LG Electronics Inc. .......................................................         348,409
         2,680    Samsung Electronics Co. Ltd................................................         179,265
         7,842    Samsung Electronics Co. Ltd., GDR..........................................         355,831
           610    Samsung Fire & Marine Insurance Inc........................................         214,573
                                                                                              ---------------
                                                                                                    1,763,045
                                                                                              ---------------

                  SWEDEN - (4.44%)
        30,000    Incentive AB - B ..........................................................       2,030,255
                                                                                              ---------------
                  SWITZERLAND - (15.60%)
         1,000    ABB Ltd., Bearer...........................................................       1,202,224
         4,600    Ciba Specialty Chemicals Ltd., Registered <F2> <F3>..........................       380,403
         3,100    Novartis Ltd., Registered..................................................       3,845,613
            75    Roche Holding Ltd., Non-voting equity......................................         648,627
         1,000    Swiss Reinsurance Ltd., Registered.........................................       1,063,238
                                                                                              ---------------
                                                                                                    7,140,105
                                                                                              ---------------

                  UNITED KINGDOM - (10.47%)
       600,000    British Biotech PLC <F3>...................................................       2,477,789
       102,504    Royal Bank of Scotland PLC.................................................         905,637
       100,000    Standard Chartered PLC.....................................................       1,405,067
                                                                                              ---------------
                                                                                                    4,788,493
                                                                                              ---------------

                        TOTAL COMMON STOCKS (identified cost $40,342,508)...................       42,457,670
                                                                                              ---------------


WARRANTS - (6.10%)
       200,000    AMMB  Holdings Bhd. (Robert Fleming expiring 01/19/98) <F3>.................        125,086
       100,000    Chemical Company of Malaysia Bhd. (expiring 11/07/00) <F3>..................        117,016
     2,000,000    HSBC Holdings PLC (Robert Fleming expiring 06/27/97) <F3>...................      1,909,998
     3,000,000    Hutchinson Whampoa Ltd. (Robert Fleming expiring 09/26/97) <F3>.............        638,817
                                                                                              ---------------

                        TOTAL WARRANTS (identified cost $2,329,506)..........................       2,790,917
                                                                                              ---------------






DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
At March 31, 1997 (Unaudited)

--------------------------------------------------------------------------------
                                                                                                     VALUE
      UNITS                                                                                         (NOTE 1)
      -----                                                                                          ------
RIGHTS - (0.37%)

        37,500    Far East Bank & Trust Co., (expiring 07/01/97) <F3>.........................$       85,625
        37,500    Far East Bank & Trust Co., (expiring 12/01/97) <F3>.........................        85,625
                                                                                              ---------------

                        TOTAL RIGHTS (identified cost $98,088)...............................        171,250
                                                                                              ---------------



                           TOTAL INVESTMENTS (identified cost $42,770,102) -
                               (99.26%) <F1>..................................................     45,419,837
                           OTHER ASSETS LESS LIABILITIES - (0.74%)...........................        336,790
                                                                                              ---------------
                           NET ASSETS - 100%................................................. $   45,756,627
                                                                                              ===============


<F1>  Aggregate cost for Federal income tax purposes is $42,770,102.

<F2>  This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize its current valuation.

<F3>  Non income-producing security.
<F4>  Foreign registry.

At March 31, 1997, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

                  Unrealized appreciation...............................................      $   7,141,622
                  Unrealized depreciation...............................................         (4,491,887)
                                                                                              -------------
                    Net unrealized appreciation........................................       $   2,649,735
                                                                                              =============

















SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES - At March 31, 1997 (Unaudited) INTERNATIONAL TOTAL RETURN FUND

--------------------------------------------------------------------------------

ASSETS:
     Investments in securities, at value (identified cost - $ 42,770,102) (Note 1)........    $     45,419,837
     Cash.................................................................................             191,293
     Receivables:
         Dividends........................................................................              56,503
         Capital stock sold...............................................................               9,751
     Prepaid expenses.....................................................................              73,514
     Due from Advisor.....................................................................             164,602
     Other assets.........................................................................              14,370
                                                                                              ----------------
              Total assets................................................................          45,929,870
                                                                                              ----------------

LIABILITIES:

     Payable for capital stock reacquired.................................................              29,922
     Accrued expenses.....................................................................             113,900
     Other payables.......................................................................              29,421
                                                                                              ----------------
              Total liabilities...........................................................             173,243
                                                                                              ----------------

NET ASSETS ...............................................................................    $     45,756,627
                                                                                              ================

     CLASS A SHARES

         Net assets.......................................................................    $     37,820,256
         Shares outstanding...............................................................           3,536,452
         Net asset value and redemption price per share (net assets/shares outstanding)...              $10.69
                                                                                                        ======
         Maximum offering price per share (100/95.25 of $10.69)...........................              $11.22
                                                                                                        ======

     CLASS B SHARES

         Net assets.......................................................................    $      7,936,371
         Shares outstanding...............................................................             753,856
         Net asset value, offering and redemption price per share (net assets/

              shares outstanding).........................................................              $10.53
                                                                                                        ======
NET ASSETS CONSIST OF:

     Deficit in undistributed net investment income.......................................    $       (122,088)
     Unrealized appreciation on investments and translation of assets and liabilities in
         foreign currencies...............................................................           2,649,735
     Accumulated net realized losses from investments and foreign currency transactions...          (5,687,151)
     Paid-in capital......................................................................          48,916,131
                                                                                              ----------------
              Net assets..................................................................    $     45,756,627
                                                                                              ================




SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF OPERATIONS - For the six months ended March 31, 1997 (Unaudited) INTERNATIONAL TOTAL RETURN FUND

--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Income:
         Dividends (net of foreign taxes withheld of $33,969).............................   $         218,346
         Interest.........................................................................              41,290
                                                                                             -----------------
              Total Income................................................................             259,636
                                                                                             -----------------

     Expenses:

         Management fees (Note 3)......................................  $       230,555
         Custodian fees................................................           66,530
         Transfer agent fees...........................................           26,662
         Audit fees....................................................           10,350
         Legal fees....................................................            7,808
         Accounting fees (Note 3)......................................            4,002
         Reports to shareholders.......................................           12,104
         Directors fees and expenses...................................           37,354
         Registration and filing fees .................................           38,249
         Miscellaneous............................................                15,238
         Distribution plan payments (Note 3)
           Class A.....................................................           35,167
           Class B.....................................................           38,899
                                                                         ---------------
              Total expenses..............................................................             522,918
         Reimbursement of expenses by adviser (Note 3)....................................             (99,908)
         Fee Reduction (Note 7)...........................................................              (1,302)
                                                                                             -----------------
              Net expenses................................................................             421,708
                                                                                             -----------------
                  Net investment income (loss)............................................            (162,072)
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:

     Net realized gain (loss) from:
         Investment transactions..........................................................          (5,235,862)
         Foreign currency transactions....................................................            (381,067)
     Net increase (decrease) in unrealized appreciation/depreciation on:
         Investments......................................................................           3,971,039
         Translation of assets and liabilities in foreign currencies......................              (1,914)
     Foreign taxes on gains on investments ...............................................              14,930
                                                                                             -----------------
              Net realized and unrealized loss on investments and foreign currency........          (1,632,874)
                                                                                             -----------------

                  Net decrease in net assets resulting from operations....................   $      (1,794,946)
                                                                                             =================






SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS
INTERNATIONAL TOTAL RETURN FUND

--------------------------------------------------------------------------------

                                                                               SIX
                                                                          MONTHS ENDED             EIGHT
                                                                            MARCH 31,          MONTHS ENDED
                                                                              1997             SEPTEMBER 30,
                                                                           (UNAUDITED)             1996
                                                                           -----------         ------------
OPERATIONS:

     Net investment income (loss)...................................         $   (162,072)      $     48,882
     Net realized gain (loss) from investments and foreign currency
         transactions...............................................           (5,616,929)         3,932,599
     Increase (decrease) in unrealized appreciation on investments and
         translation of assets and liabilities in foreign currencies            3,969,125         (1,434,473)
     Foreign taxes on gains on investments..........................               14,930            (16,733)
                                                                             ------------       ------------
         Net increase (decrease)in net assets resulting from
              operations............................................           (1,794,946)         2,530,275

DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Net investment income
         Class A ($0.03 per share)..................................                  -              (67,993)
     Realized gains from investment transactions
         Class A ($0.99 and $0.58 per share, respectively)..........           (3,209,934)        (1,314,536)
         Class B ($0.99 and $0.58 per share, respectively)..........             (681,216)          (115,147)

CAPITAL SHARE TRANSACTIONS (NOTE 5).................................            1,614,392         33,366,163
                                                                             ------------       ------------
         Total increase(decrease) in net assets.....................           (4,071,704)        34,398,762

NET ASSETS:

     Beginning of period............................................           49,828,331         15,429,569
                                                                             ------------       ------------

     End of period (including undistributed net investment
              income (deficit) of ($122,088) and $39,983 respectively)       $ 45,756,627       $ 49,828,331
                                                                             ============       ============









SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
At March 31, 1997 (Unaudited)

--------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company currently offers one series, Davis International Total Return Fund ("Fund"). The Fund offers shares in two classes, Class A and Class B. The Class A shares are sold with a front-end sales charge and the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Both classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities are normally valued using current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the closing bid price. Debt securities maturing in 60 days or less are usually valued at amortized cost and longer term debt securities may be valued by an independent pricing service. Securities for which market quotations are not readily available and other assets are appraised at fair value as determined in good faith in accordance with methods that are authorized by the Board of Directors. Because of the difference in times of closing of markets in which the Fund's securities are traded, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

FOREIGN CURRENCY - Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars (US$) at current exchange rates computed by State Street Bank & Trust Company, the Fund's custodian bank. Investment securities, other assets, and liabilities are valued at the closing rate of exchange at the balance sheet date. Purchases and sales of investment securities, income and expenses are valued at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred). The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD CURRENCY CONTRACTS - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded as an unrealized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the company to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1997 (Unaudited)

--------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) during the six months ended March 31, 1997, were $20,727,703 and $22,734,912 respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid monthly to the investment adviser, Davis Selected Advisers, L.P., at the annual rate of 1.00% of the first $250 million of average net assets, 0.90% on the next $250 million of average net assets, and 0.80% of average net assets in excess of $500 million. Pursuant to applicable state Blue Sky requirements, the adviser will reimburse expenses (including the advisory fee but excluding interest, taxes, brokerage fees and fees paid under any Rule 12b-1 Distribution Plan) in excess of the most restrictive applicable expense limitation prescribed by any statute or regulatory authority of any jurisdiction in which the Fund's shares are qualified for offer and sale. The Adviser believes that the most restrictive expense limitations presently applicable are 2 1/2% for the first $30 million of average net assets, 2% for the next $70 million of average net assets and 1 1/2% for any additional average net assets. The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended March 31, 1997 amounted to $12,000. The Adviser is paid for certain transfer agent services. The fee for the six months ended March 31, 1997 amounted to $1,600. The Adviser is also paid for certain accounting services. The fee amounted to $4,002 for the six months ended March 31, 1997. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Atlantic Advisers Limited (the "Sub-Adviser") acts as the Sub-Adviser of the Fund. The Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser 50% of the total annual investment advisory fees paid by the Fund to the Adviser.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1997 (Unaudited)

--------------------------------------------------------------------------------
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the six months ended March 31, 1997, the Fund's Underwriter, Davis Selected Advisers, L.P., received $37,799 from commissions earned on sales of Class A shares of the Fund of which $5,742 was retained by the underwriter and the remaining $32,057 was reallowed to investment dealers. Davis Selected Advisers, L.P. paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Fund for the six months ended March 31, 1997 was $35,167.

CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund compensates the Distributor with a 4% commission on the proceeds from the sale of the Fund's Class B shares (subject to the limits described below) and the Distributor pays 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's annual average net assets attributable to Class B shares which may be paid to the Distributor in connection with the distribution of its shares. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the six months ended March 31, 1997, Class B shares of the Fund made distribution plan payments which included commissions of $29,794 and maintenance fees of $9,105.

       Commissions earned by the Distributor during the six months ended March 31, 1997 on the sale of Class B shares of the Fund amounted to $30,997 all of which $29,822 was reallowed to qualified selling dealers.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1997 (Unaudited)

--------------------------------------------------------------------------------
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES  - (CONTINUED)

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $280,820, representing the cumulative commissions earned by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative commissions paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

           A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended March 31, 1997 the Distributor received contingent deferred sales charges from Class B shares of the Fund of $2,768.

NOTE 5 - CAPITAL STOCK

       At March 31, 1997, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

CLASS A                                                                                  SIX MONTHS ENDED
                                                                                          MARCH 31, 1997
                                                                                            (UNAUDITED)
                                                                                             ---------
                                                                                     SHARES          AMOUNT
                                                                                     ------          -----
Shares subscribed..........................................................           298,678  $    3,266,124
Shares issued in reinvestment of distributions.............................           296,888       3,129,204
                                                                                -------------  --------------
                                                                                      595,566       6,395,328

Shares reacquired..........................................................          (486,076)     (5,436,309)
                                                                                -------------- --------------
     Net increase..........................................................           109,490  $      959,019
                                                                                =============  ==============


                                                                                            YEAR ENDED
                                                                                        SEPTEMBER 30, 1996
                                                                                        ------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------

Shares subscribed..........................................................         2,552,141  $   30,265,971
Shares issued in reinvestment of distributions.............................           121,746       1,357,471
                                                                                -------------  --------------
                                                                                    2,673,887      31,623,442

Shares reacquired..........................................................          (379,953)     (4,608,330)
                                                                                -------------  --------------
     Net increase..........................................................         2,293,934  $   27,015,112
                                                                                =============  ==============





DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1997 (Unaudited)

--------------------------------------------------------------------------------
NOTE 5 - CAPITAL STOCK  - (CONTINUED)

CLASS B                                                                                  SIX MONTHS ENDED
                                                                                          MARCH 31, 1997
                                                                                            (UNAUDITED)
                                                                                             ---------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed..........................................................           102,748  $    1,124,166
Shares issued in reinvestment of distributions.............................            62,835         652,855
                                                                                -------------  --------------
                                                                                      165,583       1,777,021
Shares reacquired..........................................................          (102,151)     (1,121,648)
                                                                                -------------  --------------
     Net increase..........................................................            63,432  $      655,373
                                                                                =============  ==============


                                                                                            YEAR ENDED
                                                                                        SEPTEMBER 30, 1996
                                                                                        ------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed..........................................................           540,809  $    6,608,287
Shares issued in reinvestment of distributions.............................            10,289         114,212
                                                                                -------------  --------------
                                                                                      551,098       6,722,499

Shares reacquired..........................................................           (30,461)       (371,448)
                                                                                -------------  --------------
     Net increase..........................................................           520,637  $    6,351,051
                                                                                =============  ==============


NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

An annual meeting of shareholders was held on March 25, 1997. Matters submitted for approval included consideration of a Sub-Advisory Agreement between Davis Selected Advisers, L.P., the Investment Adviser of the Fund, and Davis Selected Advisers-NY, Inc., an affiliate of the Adviser and election of G. Bernard Hamilton as director of the Fund. With respect to consideration of the Sub-Advisory Agreement, 3,391,448 votes were cast in favor, 24,638 votes were cast against and 13,627 votes abstained. With respect to the election of Mr. Hamilton, 3,406,610 votes were cast in favor and 23,107 votes were withheld. The terms of office of Jeremy H. Biggs, Shelby M.C. Davis, Keith R. Kroeger, The Very Reverend James R. Leo, Richard M. Murray and Theodore B. Smith Jr. also continued after the meeting.

NOTE 7 - CUSTODY FEES

           Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $1,302 during the six months ended March 31, 1997.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1997 (Unaudited)

--------------------------------------------------------------------------------
NOTE 8 - FINANCIAL STATEMENTS WITH OFF-BALANCE-SHEET RISK

           During the six months ended March 31, 1997, the Fund has been a party to a forward foreign currency contract to attempt to minimize the risk to the Fund, in respect of its portfolio transactions, from adverse changes in the relationship between the U.S. dollar and foreign currencies. When entering a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency values and interest rates. The contract amount indicates the extent of the Fund's involvement in the forward contracts. The Fund maintains cash, cash equivalents or debt securities, in a segregated account, sufficient to cover the commitments to consummate such forward contracts.

           At March 31, 1997, the Fund had entered into forward contracts for the sale of currency as set out below. The contract is reported in the financial statements of the Fund's net equity, as measured by the difference between the forward foreign exchange rates at the reporting date and the forward rate of the date of entry into the contract.

                                        FORWARD FOREIGN CONTRACTS SOLD
                             26,000,000 Thai Bahts
                               @ .038197, 06/24/97..............    $      993,124
                             Cost to purchase currencies at
                               current forward foreign exchange
                               rate.............................           993,200
                                                                   ---------------
                             Net deficit in equity in forward
                               foreign currency contracts.......    $          (76)
                                                                    ==============


DAVIS INTERNATIONAL SERIES, INC.
FINANCIAL HIGHLIGHTS
INTERNATIONAL TOTAL RETURN FUND

--------------------------------------------------------------------------------

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS A

                                              SIX MONTHS
                                                 ENDED                                             EIGHT
                                               MARCH 31,                YEAR ENDED             MONTHS ENDED
                                                 1997                 SEPTEMBER  30,           SEPTEMBER 30,
                                             (UNAUDITED)                  1996                     1995
                                             -----------                  ----                     ----
Net Asset Value,
    Beginning of Period..................       $ 12.12                 $   11.85                $   10.00
                                                -------                 ---------                ---------
Income From Investment Operations
    Net Investment  Income (Loss)........          (.03)                      .03                      .05
    Net Gains/(Loss) on  Securities
      (both realized and unrealized).....          (.41)                      .85                     1.80
                                                -------                 ---------                ---------
      Total From Investment Operations...          (.44)                      .88                     1.85
                                                -------                 ---------                ---------
Less Distributions
    Dividends (from net
      investment  income)................          -                         (.03)                    -
    Distributions From
      Realized Capital  Gains............          (.99)                     (.58)                    -
      Total Distributions................          (.99)                     (.61)                    -
                                                -------                 ---------                ---------
Net Asset Value, End  of Period..........       $ 10.69                 $   12.12                $   11.85
                                                =======                 =========                =========

Total Return<F1>.........................         (3.51)%                    7.87%                  18.50%
Ratios/Supplemental Data
------------------------
    Net Assets, End of
      Period (000 omitted)...............       $  37,820               $  41,545                $  13,427
    Ratio of Expenses
      to  Average Net  Assets............          1.70%<F2><F4>             1.70%<F2>,<F3><F4>       2.46%<F2>,<F3><F4>
    Ratio of Net Income
      to Average Net  Assets.............         (0.57)%<F4>                    .23%<F4>                   .09%<F4>
     Portfolio Turnover Rate.............            45%                       78%                     85%
     Average commission rate per share...       $ .0077                 $ .0050                      -

<F1>
Sales charges are not reflected in calculation.

<F2>
Had the Adviser not absorbed certain expenses, the ratio of expenses for the six months ended March 31, 1997, the year ended September 30, 1996 and the eight months ended September 30, 1995 would have been 2.08%, 2.24% and 2.88%, respectively.

<F3>
Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 1.69% for 1996. Prior to 1996, such reductions were reflected in the expense ratios.

<F4>  Annualized.


DAVIS INTERNATIONAL SERIES, INC.
FINANCIAL HIGHLIGHTS
INTERNATIONAL TOTAL RETURN FUND

--------------------------------------------------------------------------------

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS B

                                              SIX MONTHS
                                                 ENDED                                             EIGHT
                                               MARCH 31,                YEAR ENDED             MONTHS ENDED
                                                 1997                 SEPTEMBER  30,           SEPTEMBER 30,
                                              (UNAUDITED)                  1996                     1995
                                              -----------                  ----
Net Asset Value,
    Beginning of Period..................      $ 12.00                  $  11.79                $   10.00
Income From Investment Operations
---------------------------------
    Net Investment Income (Loss).........         (.07)                     (.03)                    (.01)
    Net Gains/(Loss) on  Securities
      (both realized and unrealized).....         (.41)                      .82                     1.80
                                               -------                  --------                ---------
      Total From Investment Operations...         (.48)                      .79                     1.79
                                               -------                  --------                ---------
Less Distributions
------------------
    Dividends (from net
      investment  income)................        -                          -                        -
    Distributions From
      Realized Capital  Gains............         (.99)                     (.58)                    -
      Total  Distributions...............         (.99)                     (.58)                    -
                                               -------                  --------                ---------
Net Asset Value, End  of Period..........      $ 10.53                  $  12.00                $   11.79
                                               =======                  ========                =========

Total Return <F1>...........................     (3.89)%                    7.10%                   17.90%
-------------
Ratios/Supplemental Data
------------------------
    Net Assets, End of
      Period (000 omitted)...............      $  7,936                 $  8,283                $   2,002
    Ratio of Expenses
      to  Average Net  Assets............          2.51%<F2><F4>             2.47%<F2>,<F3>          2.46%<F2>,<F3><F4>
    Ratio of Net Income
      to Average Net  Assets.............         (1.38)%<F4>                (.54)%                  (.09)%<F4>

    Portfolio Turnover Rate..............            45%                       78%                     85%
    Average commission rate per share....       $ .0077                 $   .0050                        -


<F1>
Sales charges are not reflected in calculation.

<F2>
Had the Adviser not absorbed certain expenses, the ratio of expenses for the six months ended March 31, 1997, the year ended September 30, 1996 and the eight months ended September 30, 1995 would have been 2.97%, 3.01% and 3.62%, respectively.

<F3>
Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.46% for 1996. Prior to 1996, such reductions were reflected in the expense ratios.

<F4>  Annualized.


DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL
RETURN FUND

124 East Marcy Street Santa Fe, New Mexico  87501




                       DIRECTORS                    OFFICERS
                       Jeremy H. Biggs              Jeremy H. Biggs
                       Shelby M.C. Davis               Chairman
                       G. Bernard Hamilton          Shelby M.C. Davis
                       Keith R. Kroeger                President
                       The Very Reverend            Carl R. Luff
                          James R. Leo                 Vice President, Treasurer
                       Richard M. Murray               & Assistant Secretary
                       Theodore B. Smith Jr.        Eileen R. Street
                                                       Vice President, Secretary
                                                       & Assistant Treasurer
                                                    Carolyn H. Spolidoro
                                                       Vice President
                                                    Andrew A. Davis
                                                       Vice President
                                                    Samuel P. Ynzunza
                                                       Assistant Secretary


INVESTMENT ADVISER & DISTRIBUTOR
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN

State Street Bank and Trust Company
c/o The Davis Funds

P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL

D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

FOR MORE INFORMATION ABOUT DAVIS INTERNATIONAL SERIES, INC., DAVIS INTERNATIONAL TOTAL RETURN FUND, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
                                                                 9605-05 DISI70